Financial instruments	6 Months Ended	12 Months Ended
	Jul. 03, 2021	Dec. 31, 2020
Short-term Debt [Line Items]
Financial instruments
4. Financial instruments
Long-term debt consists of the following:

	July 3, 2021	December 31, 2020
Term loan due December 2024 (2.60% at July 3, 2021)	$182,500	$190,000
Less:
Current portion of long-term debt	(15,000)	(15,000)
Unamortized debt issuance cost	(959)	(1,098)
Unamortized discount	(457)	(524)

	$166,084	$173,378

The 2019 Credit Agreement requires the Company to comply with financial and other covenants. The Company complied with all covenants as of July 3, 2021. The 2019 Credit Agreement contains a $50,000 revolving credit facility, from which there were no outstanding borrowings as of July 3, 2021 and December 31, 2020.
The estimated fair value of the Term Loan as of July 3, 2021 was $184,505. The fair value of these obligations was determined by using a discounted cash flow model based on current market interest rates available to the Company. These inputs are corroborated by observable market data for similar obligations and are classified as Level 2 instruments within the fair value hierarchy.
The Company enters into interest rate swap agreements to limit its exposure to changes in the variable interest rate on its long-term debt. The Company has one non-designated
interest rate swap agreement and has no other active derivatives. The swap is carried at fair value on the balance sheet (Refer to
Note 5. Fair value measurements
) with changes in fair value recorded as interest income or expense within the consolidated statements of operations and comprehensive (loss) income. Net interest expense of $255 and $933 was recorded related to the change in fair value of the interest rate swap for the three months ended July 3, 2021 and June 27, 2020, respectively. Net interest income of $1,310 and expense of $2,001 was recorded related to the change in fair value of the interest rate swap for the six months ended July 3, 2021 and June 27, 2020, respectively.
The notional amount of the swap totaled $100,000, or 54.8% of the Term Loan outstanding principal at July 3, 2021. The swap locked in the variable portion of the interest rate on the $100,000 notional at 0.64%.

Bio Ventus LLC [Member]
Short-term Debt [Line Items]
Financial instruments
5. Financial instruments
2019 Credit Agreement
On December 6, 2019, the Company entered into a $250,000 credit and guaranty agreement (2019 Credit Agreement) with Wells Fargo Bank National Association (Wells), as well as a syndicate of other banks, or Lenders. The 2019 Credit Agreement is comprised of a $200,000 term loan (Term Loan), with an original issue discount (OID) of $666, and a $50,000 revolving facility (Revolver). All obligations under the 2019 Credit Agreement are guaranteed by the Company and certain of the Company’s wholly owned subsidiaries. Substantially all the assets of the Company collateralize the obligations under the 2019 Credit Agreement. The Term Loan and Revolver mature on December 6, 2024 (Maturity).
Term Loan
As of December 31, 2020, $188,378 was outstanding on the Term Loan, net of original issue discount of $524 and deferred financing costs of $1,098. As of December 31, 2020, the Term Loan interest rate including a margin of 2.25% was 2.40%. Scheduled quarterly principal payments are as follows with the final payment of $125,000 at Maturity:

Quarterly payment
2021 and 2022	$3,750
2023 and 2024	$5,000
The Company may voluntarily prepay the Term Loan without premium or penalty upon prior notice. The Company may be required to make additional principal payments on the Term Loan dependent upon the generation of certain cash flow events as defined in the 2019 Credit Agreement. These additional prepayments will be applied to the scheduled installments of principal in direct order of maturity of the Base Rate (BR) portions of the Term Loan first and then the Eurodollar portions of the Term Loan.
The estimated fair value of the Term Loan as of December 31, 2020 was $189,534. The fair value of these obligations was determined using a discounted cash flow model based on current market interest rates available to the Company. These inputs are corroborated by observable market data for similar obligations and are classified as Level 2 instruments within the fair value hierarchy.
Revolver
The Revolver is a five-year revolving credit facility of $50,000 which includes revolving and swingline loans as well as letters of credit (LOC) and, inclusive of all, cannot exceed $50,000 at any one time. LOCs are available in an amount not to exceed $7,500. Revolving loans are due at the earlier of termination or Maturity. Swingline loans are available as BR interest rate option loans only and must be outstanding for at least five days. Swingline loans are due the fifteenth or last day of a calendar month or Maturity whichever is earlier. The Company had increased its cash position by borrowing $49,000 on its Revolver as a precautionary measure to preserve financial flexibility in view of the current uncertainty resulting from the COVID-19 pandemic during the first quarter of 2020. The $49,000 was repaid during the third quarter of 2020. As of December 31, 2020, there was one nominal LOC outstanding leaving approximately $49,912 available.
Interest
The Term Loan and Revolver permits the Company to elect either Eurodollar or BR interest rate options for the entire amount or certain portions of the loans and have interest rates equal to a formula driven base interest rate plus a margin, tied to a leverage ratio. The leverage ratio is the ratio of debt to consolidated EBITDA as defined in the 2019 Credit Agreement, or Bank EBITDA, for four consecutive quarters at the end of each period.
BR portions of the Term Loan have interest due the last day of each calendar quarter-end. Eurodollar portions of the Term Loan have one, two, three or six-month interest reset periods and interest is due on the last day of each three-month period or the last day of the loan term if less than three months. In advance of the last day of the current Eurodollar Loan, the Company may select a new loan type so long as it does not extend beyond Maturity. The outstanding Term Loan has been a Eurodollar Loan since inception and is an auto-renewing one-month loan for setting an interest rate. In addition, the Term Loan has an interest due date concurrent with any scheduled principal repayment or prepayment.
Interest is calculated based on a 360-day year except for BR loans where the base interest is the Wells Prime Rate, in which case it is calculated based on a calendar-day year. The base interest rate for all BR loans is equal to the highest of (a) the Wells Prime Rate, (b) the greater of the Federal Funds Effective Rate or Overnight Bank
Funding Rate plus 1/2% and (c) the Eurodollar Rate for a USD deposit with a maturity of one month plus 1.0%. The base interest rate for all Eurodollar Loans is equal to the rate determined for such day in accordance with the following formula with the Term Loan having a floor of 0%:
LIBOR
1—Eurocurrency Reserve Requirements
Pricing grids are used to determine the loan margins based on the type of loan and the leverage ratio. The initial Eurodollar and BR loans had a margin of 2.25% and 1.25%, respectively. Loan margin is adjusted after the quarterly financial statements are delivered to the lenders in accordance with the pricing grid below:

Leverage ratio	Eurodollar	BR
> 2.50 to 1.00	2.50%	1.50%
>1.50 to 1.00 and < 2.50 to 1.00	2.25%	1.25%
> 1.25 to 1.00 and <1.50 to 1.00	1.75%	0.75%
> 0.75 to 1.00 and <1.25 to 1.00	1.50%	0.50%
< 0.75 to 1.00	1.25%	0.25%
The Revolver includes a commitment fee at 0.25% of the average daily amount of the available revolving commitment, assuming any swingline loans outstanding are $0. There were no swingline loans outstanding as of December 31, 2020. The fee is payable quarterly in arrears on the last day of the calendar quarters and at Maturity. The commitment fee rate is adjusted after the quarterly financial statements are delivered to lenders based on the pricing grid below:

Leverage ratio	Commitment fee rate
> 2.50 to 1.00	0.30%
>1.50 to 1.00 and < 2.50 to 1.00	0.25%
> 1.25 to 1.00 and <1.50 to 1.00	0.20%
> 0.75 to 1.00 and <1.25 to 1.00	0.15%
< 0.75 to 1.00	0.10%
Fees are charged on all outstanding LOCs at an annual rate equal to the margin in effect on Eurodollar revolving loans. A fronting fee of 0.125% per year on the undrawn and unexpired amount of each LOC is payable as well. The fees are payable quarterly in arrears on the last day of the calendar quarters.
As of December 31, 2020, the Company’s effective weighted average interest rate on all outstanding debt, including the commitment fee and interest rate swap, was 2.72%.
Other
The 2019 Credit Agreement contains customary affirmative and negative covenants, including those related to financial reporting and notification, restrictions on the declaration or payment of certain distributions on or in respect of the Company’s equity interests, restrictions on acquisitions, investments and certain other payments, limitations on the incurrence of new indebtedness, limitations on transfers, sales and other dispositions of Company assets, as well as limitations on making changes to the Company’s business and organizational documents. Financial covenant requirements include a maximum debt leverage ratio as well as an interest coverage ratio not less than 3.00 to 1.00 as defined in the 2019 Credit Agreement. As of December 31, 2020, the Company complied with the financial covenants in the 2019 Credit Agreement.
Each Lender may provide an additional Term or Revolving Loan by executing and delivering notice specifying the terms, if doing so would not cause certain undesired events to occur as defined in the 2019 Credit Agreement or extend repayment beyond Maturity. The aggregate amount of all additional borrowings may not exceed the greater of $100,000 and the trailing four quarters Bank EBITDA without the consent of the Lenders holding more than 50% of the total outstanding debt under the 2019 Credit Agreement.
Financing costs
During December 2019, the Company paid financing costs totaling $2,117 in order to refinance our prior term loan facility, that was repaid in full (Prior Credit Agreement). The Company recorded $269 directly to selling, general and administrative expense and the remaining $1,848 was capitalized to the consolidated balance sheet. One lender participating in the Prior Credit Agreement became a lender in the 2019 Credit Agreement and, as a result, $2,985 related to the Prior Credit Agreement was written off and recorded as interest expense. The $269 recorded in selling, general and administrative expense and the $2,985 recorded in interest expense total the $3,252 of loss on debt retirement and modification.
Total capitalized deferred fees for the Term Loan of $1,398 and Revolver of $653 are being amortized to interest expense on a straight-line basis over each of the respective lives, which approximates the effective interest method. The Company recorded $543, $711 and $745 in interest expense associated with these deferred costs for the years ended December 31, 2020, 2019 and 2018, respectively.
Contractual maturities of long-term debt as of December 31, 2020, were as follows:

2021	$15,000
2022	15,000
2023	20,000
2024	140,000
2025 and thereafter	—
Deferred financing costs	(1,098)
Original issue discount	(524)
Total long-term debt	188,378
Less current portion	(15,000)

Total	$173,378

The Company enters into interest rate swap agreements to limit its exposure to changes in the variable interest rate on its long-term debt. On March 26, 2020, the Company entered an interest rate swap agreement with one of its Lenders, which expires in December 2024. The interest rate swap was not designated as a hedge. The Company has no other active derivatives and the swap is carried at fair value on the balance sheet. Refer to
Note 7. Fair value measurements
for further details regarding the Company’s interest rate swap. There were no outstanding derivatives as of December 31, 2019. Interest expense of $1,599 was recorded within the consolidated statements of operations and comprehensive income (loss) related to the change in fair value of the swap for the year ended December 31, 2020.
The notional value of the swap totaled $100,000 or 52.6%, of the Term Loan outstanding principal at December 31, 2020. The swap locked in the variable portion of the interest rate on the $100,000 notional at 0.64%, with a stated fixed rate of 2.25%. The effective interest rate of the swap was 2.89% as of December 31, 2020.